Exhibit 32.1
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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Howard S. Modlin, Chairman of the Board, President and Chief Executive Officer, and I, William G. Henry, Vice President, Finance and Administration and Chief Financial Officer, each of General DataComm Industries, Inc. (the "Company"), do each hereby certify, to the best of my knowledge that:

         (1) The Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2005 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification accompanies this Form 10-QSB as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.



                                      /s/ HOWARD S. MODLIN
                                      ------------------------------------------
Date:  August 15, 2005                Howard S. Modlin,
                                      Chairman of the Board, President and
                                      Chief Executive Officer



                                      /s/ WILLIAM G. HENRY
                                      ------------------------------------------
                                      William G. Henry
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer

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